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                                                                EXHIBIT 10.14

NEITHER THESE WARRANTS NOR THE SHARES UNDERLYING THESE WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR THE COMPANY HAS RECEIVED THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

15,384 Warrants                                                December 18, 1997

                                 INTRALINKS INC.

                               WARRANT CERTIFICATE

            This warrant certificate ("Warrant Certificate") certifies that for value received, Landwell Financial Services, Inc. or its assigns or designees (the "Holder") is the owner of the number of warrants ("Warrants") specified above, each of which entitles the Holder thereof to purchase, at the time specified herein but in any event no later than the close of business on or before December 18, 2005 (the "Final Expiration Date") one fully paid and non-assessable share of Common Stock, $.01 par value ("Common Stock"), of IntraLinks Inc., a Delaware corporation (the "Company"), at the Exercise Price (as hereinafter defined) per share of Common Stock in lawful money of the United States of America in cash or by certified or cashier's check or a combination of cash and certified or cashier's check (subject to adjustment as hereinafter provided).

      1.    Warrant; Exercise Event

            Each Warrant shall entitle the Holder to purchase one Warrant Share (as hereinafter defined) of the Company upon the occurrence of an Exercise Event. An "Exercise Event" is herein defined as the earlier to occur of (i) the consummation by the Company of an equity financing in which the Company receives gross proceeds of at least $3,000,000 (the "Subsequent Financing"); (ii) the Company's initial public offering of its securities ("IPO"); or (iii) a Change in Control of the Company. A "Change in Control" means an event or series of events as a result of which (i) any "person" or "group" (as such terms are used in Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is not currently a shareholder of the Company acquires "beneficial ownership" (as determined in accordance with Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the outstanding Voting Stock (as defined below) of the Company; provided, however, that any such person or group shall not be deemed to be the beneficial owner of, or to beneficially own, any Voting Stock tendered in a tender or exchange offer until such Voting Stock is accepted for purchase or exchange under such tender or exchange offer. For purposes hereof,
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Voting Stock means stock of any class or classes (or equivalent interests) if the holders of the stock of such class or classes (or equivalent interests) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or Persons (as defined herein) performing similar functions) of the corporation, association or other such business entity involved, even though the right so to vote has been suspended by the happening of a contingency. Persons means any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof. The shares of Common Stock issuable upon exercise of the Warrants (and/or other shares of Common Stock so issuable by reason of any adjustments pursuant to Section 7) are sometimes referred to herein as the "Warrant Shares."

      2.    Exercise Price

            The exercise price payable upon exercise of the Warrants (the "Exercise Price") shall be (i) if exercised upon consummation of the Subsequent Financing, equal to a ten percent (10%) discount to the purchase price per share of the Company's Common Stock, or equivalent share, purchased in the Subsequent Financing; (ii) if exercised upon the IPO, equal to a ten percent (10%) discount to the purchase price per share of the shares of the Company's Common Stock, or equivalent shares, sold in the IPO; and (iii) if exercised upon a Change in Control, equal to $6.50 per share, as adjusted pursuant to Section 7 hereof.

      3.    Manner of Exercise; Expiration

            The Company shall provide the Holder with Notice of an Exercise Event at least ten (10) days before the occurrence of the Exercise Event ("Exercise Event Notice"). The Warrants will be exercisable, at the option of the Holder, in whole or in part at any time from the time the Holder receives the Exercise Event Notice until 12:00 p.m. on the day of the Exercise Event ("Expiration Time") and upon surrender of this Warrant Certificate to the Company, together with a duly completed Notice of Exercise in the form attached hereto as Exhibit A, and payment of an amount equal to the Exercise Price times the number of Warrants to be exercised. These Warrants will expire at the Expiration Time. In the case of exercise of less than all the Warrants represented by this Warrant Certificate, the Holder shall forfeit the balance of such Warrants. If an Exercise Event does not occur on or prior to the Final Expiration Date, this Warrant shall expire on the Final Expiration Date and the Holder shall have no rights hereunder.


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      4.    Registration and Transfer on Company Books

            4.1 The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the Warrant Shares.

            4.2 Prior to due presentment for registration of transfer of this Warrant Certificate or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

            4.3 The Company shall register upon its books any transfer of a Warrant Certificate upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the Holder, for new Warrant Certificates of different denominations representing in the aggregate the number of Warrants evidenced by the Warrant Certificate surrendered.

      5.    Reservation of Shares

            The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all Warrant Shares shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof and that upon issuance, such Warrant Shares shall be listed on each national securities exchange, if any, on which the other shares of such outstanding capital stock of the Company are then listed.

      6.    Loss or Mutilation

            Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, an indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants.


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      7.    Adjustment of Exercise Price and Number of Shares Deliverable

            7.1 The number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price with respect to the Warrant Shares shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock,
      (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number and/or nature of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Paragraph (a) shall become effective retroactively as of the record date of such event.

                  (b) In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the outstanding shares of the Company's Common Stock are not converted into or exchanged for other rights or interests), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company, the Holder of each Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had such Warrants been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case, appropriate adjustments shall be made in the application of the provisions of this Section 7 with respect to rights and interest thereafter of the Holder of the Warrants so that the provisions of this Section 7 shall thereafter be applicable,


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      as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrants. The provisions of this Section 7.1(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

                  (c) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as provided in this Section 7.1, the Exercise Price with respect to the Warrant Shares shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

            7.2 No adjustment in the number of Warrant Shares purchasable under the Warrants, or in the Exercise Price with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant, or in the Exercise Price thereof; provided, however, that any adjustments which by reason of this Section 7.2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

            7.3 Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by an officer of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant Shares after such adjustment, and a brief, statement of the facts requiring such adjustment.

            7.4 The form of Warrant Certificate need not be changed because of any change in the Exercise Price, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this
Section 7, and Warrant Certificates issued before or after such change may state the same Exercise Price, the same number of Warrants and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an


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outstanding Warrant Certificate or otherwise, may be in the form as so changed.

      8.    Voluntary Adjustment by the Company

            The Company may, at its option, at any time during the term of the Warrants, extend the date of the expiration of the Warrants.

      9.    Fractional Shares and Warrants; Determination of Market Price Per
            Share

            9.1 Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of Warrants. Warrants may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Common Stock unless the Holder is exercising all Warrants then owned by the Holder. In such event, the Company shall, upon the exercise of all of such Warrants, issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Exercise Price for all of such Warrants and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which the Warrants are presented for exercise.

            9.2 As used herein, the "Market Price Per Share" with respect to any class or series of Common Stock on any date shall mean the closing price per share of such class or series of Common Stock for the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of such Common Stock of the Company are listed or admitted to trading, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of such Common Stock on NASDAQ or any comparable system, or if such Common Stock is not reported on NASDAQ or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of such Common Stock as determined in good faith by the Board of Directors of the Company.


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      10.   Issue Tax

            The issuance of certificates for shares of Common Stock upon exercise of the Warrants shall be made without charge to the holders of such Warrants for any issuance tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of any holder of the Warrants.

      11.   Registration Rights

            The rights of the holder hereof with respect to the registration under the Securities Act of 1933, as amended, of the Warrant Shares are set forth in the Registration Rights Agreement, of even date herewith by and among the Company and the several parties to such agreement.

      12.   Governing Law

            This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

            IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this 18th day of December, 1997.


[SEAL]                                     INTRALINKS INC.


                                           By:
                                               ---------------------------
                                               Name:
                                               Title:


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                                                                       EXHIBIT A

                               NOTICE OF EXERCISE

            The undersigned hereby irrevocably elects to exercise, pursuant to
Section 3 of the Warrant Certificate accompanying this Notice of Exercise, _______ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Exercise Price of such shares in full.


                                     ---------------------------------------
                                     Name of Holder


                                     ---------------------------------------
                                     Signature

                                     Address:

                                     ---------------------------------------

                                     ---------------------------------------

                                     ---------------------------------------


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